UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2012

Li3 Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54303	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Marchant Pereira 150

Of. 803

Providencia, Santiago de Chile

Chile

(Address of principal executive offices, including zip code)

+56 (2) 896-9100

(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY  10022

Phone:  (212) 400-6900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A amends and restates our Current Report on Form 8-K, dated November 5, 2012, which we filed on November 8, 2012 (the “Original Report”).

The Original Report was filed in error, and stated that the Audit Committee had approved certain matters, which they had not approved. The Audit Committee of our Board of Directors has, in fact, determined that no restatement of previously filed financial statements is necessary. Accordingly, one may rely upon the consolidated financial statements as of June 30, 2012, and for the year then ended as contained in our Annual Report on Form 10-K, as well as the consolidated financial statements filed in our Quarterly Reports on Forms 10-Q for the periods ending September 30, 2011, December 31, 2011 and March 31, 2012.

Item 4.02      Nonreliance on Previously Issued Financial Statements.

Not applicable.

Item 8.01     Other Events.

On November 5, 2012, the Chief Financial Officer of Li3 Energy, Inc. (“we,” or the “Company”) determined that our consolidated financial statements for the year ended June 30, 2012 included capitalized mineral rights of $63,741,000 related to the Company’s Maricunga project. These mineral rights were erroneously recorded in the financial records of the parent entity, Li3 Energy, Inc., instead of the Chilean subsidiary Minera Li, S.A (“Minera”). Accordingly, we corrected our financial records to reflect the Maricunga assets as assets of the subsidiary, Minera.

Management initially thought that this recording error may have resulted in a misstatement of the translation of Minera’s financial statements, which had been prepared using Chilean Pesos as its functional currency, into the reporting currency of the Company, which is U.S. Dollars. However, we have determined that the functional currency of Minera itself is properly the U.S. Dollar, as the majority of financial transactions and the sources of funding historically have been, and are expected in the future to be, denominated in U.S. Dollars. As a result, there would be no effect on the value of the mineral rights asset to reflect any change in currency rates as a foreign currency translation adjustment.

Although we had been using the Chilean Peso as Minera’s functional currency, when the functional currency of Minera should have been the U.S. Dollar, we have determined that the changes resulting from this error are not material for any of the affected periods.

We believe that this change in accounting methodology (which has no impact on cash) is consistent with generally accepted accounting principles.

The Audit Committee of our Board of Directors discussed with our independent accountants, GBH CPAs, the matters disclosed herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: November 9, 2012	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

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